EXHIBIT 10(b)

CONSENT OF SHEARMAN & STERLING

We hereby consent to the reference to our firm included in Part A and Part B of Mercury Master Trust, filed as part of Amendment No. 12 to the Registration Statement (File No. 811-09049).

/s/	Shearman & Sterling

Shearman & Sterling

New York, New York March 28, 2002